UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 25, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



          North Carolina            1-13408               56-1362926
 (State or Other Jurisdiction     (Commission           (IRS Employer
        of Incorporation)         File Number)        Identification No.)


             5949 Sherry Lane, Suite 1050, Dallas, Texas  75225
              (Address of Principal Executive Offices)  (Zip Code)

     Registrant's Telephone Number, Including Area Code       (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. Regulation FD Disclosure

On February 25, 2005, the Company announced that David L. Turney, the Company's Chairman, Chief Executive Officer, and President, will present the DRI story to interested analysts and portfolio managers on Monday, Feb. 28, 2005, at 2 p.m. (Eastern) at the Wall Street Analyst Forum's 16th Annual Analyst Conference at The Roosevelt Hotel in New York City. Mr. Turney's presentation will include commentary regarding the Company's served markets, its opportunities, its products and services, and its financial history. His presentation will be webcast live via http://www.vcall.com/CEPage.asp?ID=90667 and archived for 12 months.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.
     99.1    Press release dated February 25, 2005.





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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.


Date: February 25, 2005                        By: /s/ DAVID N. PILOTTE
                                                   -----------------------------
                                                   David N. Pilotte
                                                   Chief Financial Officer




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INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

   99.1    Press release dated February 25, 2005.